                                                               SUB-ITEM 77Q1(E)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

                                              EXHIBIT A TO ADVISORY FEE MOA

    AIM INVESTMENT
    FUNDS (INVESCO                                                                                                 EXPIRATION
   INVESTMENT FUNDS                                 WAIVER DESCRIPTION                             EFFECTIVE DATE    DATE
    ----------------     ------------------------------------------------------------------------- --------------  -----------
Invesco Global Targeted  Invesco will waive advisory fees in an amount equal to the advisory fees   12/17/2013     12/31/2015
Returns Fund                           earned on underlying affiliated investments

    AIM TREASURER'S
     SERIES TRUST
 (INVESCO TREASURER'S                                                                                              EXPIRATION
     SERIES TRUST)                                  WAIVER DESCRIPTION                             EFFECTIVE DATE    DATE
  --------------------   ------------------------------------------------------------------------- --------------  -----------
Premier Portfolio         Invesco will waive advisory fees in the amount of 0.07% of the Fund's      2/1/2011      12/31/2014
                                                 average daily net assets
Premier U.S. Government   Invesco will waive advisory fees in the amount of 0.07% of the Fund's      2/1/2011      12/31/2014
Money Portfolio                                  average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE     COMMITTED UNTIL
---------                                  ------------------ ------------------
Invesco American Franchise Fund            February 12, 2010  December 31, 2014
Invesco California Tax-Free Income Fund    February 12, 2010  December 31, 2014
Invesco Core Plus Bond Fund                  June 2, 2009     December 31, 2014
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  December 31, 2014
Invesco Equity and Income Fund             February 12, 2010  December 31, 2014
Invesco Floating Rate Fund                   July 1, 2007     December 31, 2014
Invesco Global Real Estate Income Fund       July 1, 2007     December 31, 2014
Invesco Growth and Income Fund             February 12, 2010  December 31, 2014
Invesco Low Volatility Equity Yield Fund     July 1, 2007     December 31, 2014
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  December 31, 2014
Invesco S&P 500 Index Fund                 February 12, 2010  December 31, 2014
Invesco Small Cap Discovery Fund           February 12, 2010  December 31, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

     PORTFOLIO                          EFFECTIVE DATE   COMMITTED UNTIL
     ---------                          --------------  ------------------
     Invesco Charter Fund               July 1, 2007    February 28, 2015
     Invesco Disciplined Equity Fund    July 14, 2009   February 28, 2015
     Invesco Diversified Dividend Fund  July 1, 2007    February 28, 2015
     Invesco Summit Fund                July 1, 2007    February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

   FUND                                      EFFECTIVE DATE  COMMITTED UNTIL
   ----                                      --------------  ---------------
   Invesco European Small Company Fund       July 1, 2007    April 30, 2015
   Invesco Global Core Equity Fund           July 1, 2007    April 30, 2015
   Invesco International Small Company Fund  July 1, 2007    April 30, 2015
   Invesco Small Cap Equity Fund             July 1, 2007    April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco Convertible Securities Fund              February 12, 2010  April 30, 2015
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     April 30, 2015
Invesco Mid Cap Core Equity Fund                   July 1, 2007     April 30, 2015
Invesco Small Cap Growth Fund                      July 1, 2007     April 30, 2015
Invesco U.S. Mortgage Fund                       February 12, 2010  April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                        EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        --------------- ------------------
 Invesco Asia Pacific Growth Fund             July 1, 2007   February 28, 2015
 Invesco European Growth Fund                 July 1, 2007   February 28, 2015
 Invesco Global Growth Fund                   July 1, 2007   February 28, 2015
 Invesco Global Opportunities Fund           August 3, 2012  February 28, 2015
 Invesco Global Small & Mid Cap Growth Fund   July 1, 2007   February 28, 2015
 Invesco International Core Equity Fund       July 1, 2007   February 28, 2015
 Invesco International Growth Fund            July 1, 2007   February 28, 2015
 Invesco Select Opportunities Fund           August 3, 2012  February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE     COMMITTED UNTIL
----                                              ------------------- ------------------
Invesco All Cap Market Neutral Fund               December 17, 2013   December 31, 2015
Invesco Balanced-Risk Allocation Fund*               May 29, 2009     February 28, 2015
Invesco Balanced-Risk Commodity Strategy Fund**   November 29, 2010   February 28, 2015
Invesco China Fund                                   July 1, 2007     February 28, 2015
Invesco Developing Markets Fund                      July 1, 2007     February 28, 2015
Invesco Emerging Markets Equity Fund                 May 11, 2011     February 28, 2015
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010     February 28, 2015
Invesco Endeavor Fund                                July 1, 2007     February 28, 2015
Invesco Global Health Care Fund                      July 1, 2007     February 28, 2015
Invesco Global Market Neutral Fund                December 17, 2013   December 31, 2015
Invesco Global Markets Strategy Fund              September 25, 2012  February 28, 2015
Invesco Global Targeted Returns Fund              December 17, 2013   December 31, 2015
Invesco International Total Return Fund              July 1, 2007     February 28, 2015
Invesco Long/Short Equity Fund                    December 17, 2013   December 31, 2015
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   December 31, 2015
Invesco Macro International Equity Fund           December 17, 2013   December 31, 2015
Invesco Macro Long/Short Fund                     December 17, 2013   December 31, 2015
Invesco Pacific Growth Fund                       February 12, 2010   February 28, 2015
Invesco Premium Income Fund                       December 13, 2011   February 28, 2015
Invesco Select Companies Fund                        July 1, 2007     February 28, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                    ------------------ ---------------
  Invesco Corporate Bond Fund             February 12, 2010  June 30, 2014
  Invesco Dynamics Fund                     July 1, 2007     June 30, 2014
  Invesco Global Real Estate Fund           July 1, 2007     June 30, 2014
  Invesco High Yield Fund                   July 1, 2007     June 30, 2014
  Invesco Limited Maturity Treasury Fund    July 1, 2007     June 30, 2014
  Invesco Money Market Fund                 July 1, 2007     June 30, 2014
  Invesco Municipal Bond Fund               July 1, 2007     June 30, 2014
  Invesco Real Estate Fund                  July 1, 2007     June 30, 2014
  Invesco Short Term Bond Fund              July 1, 2007     June 30, 2014
  Invesco U.S. Government Fund              July 1, 2007     June 30, 2014

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                                                               SUB-ITEM 77Q1(E)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

    FUND                                  EFFECTIVE DATE    COMMITTED UNTIL
    ----                                 ------------------ ---------------
    Invesco American Value Fund          February 12, 2010  June 30, 2014
    Invesco Comstock Fund                February 12, 2010  June 30, 2014
    Invesco Energy Fund                    July 1, 2007     June 30, 2014
    Invesco Dividend Income Fund           July 1, 2007     June 30, 2014
    Invesco Gold & Precious Metals Fund    July 1, 2007     June 30, 2014
    Invesco Mid Cap Growth Fund          February 12, 2010  June 30, 2014
    Invesco Small Cap Value Fund         February 12, 2010  June 30, 2014
    Invesco Technology Fund                July 1, 2007     June 30, 2014
    Invesco Technology Sector Fund       February 12, 2010  June 30, 2014
    Invesco Value Opportunities Fund     February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund                 July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE    COMMITTED UNTIL
----                                           ------------------ ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  April 30, 2015
Invesco V.I. American Value Fund               February 12, 2010  April 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund***  December 22, 2010  April 30, 2015
Invesco V.I. Comstock Fund                     February 12, 2010  April 30, 2015
Invesco V.I. Core Equity Fund                    July 1, 2007     April 30, 2015
Invesco V.I. Diversified Dividend Fund         February 12, 2010  April 30, 2015
Invesco V.I. Diversified Income Fund             July 1, 2007     April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  April 30, 2015
Invesco V.I. Equity and Income Fund            February 12, 2010  April 30, 2015
Invesco V.I. Global Core Equity Fund           February 12, 2010  April 30, 2015
Invesco V.I. Global Health Care Fund             July 1, 2007     April 30, 2015
Invesco V.I. Global Real Estate Fund             July 1, 2007     April 30, 2015
Invesco V.I. Government Securities Fund          July 1, 2007     April 30, 2015
Invesco V.I. Growth and Income Fund            February 12, 2010  April 30, 2015
Invesco V.I. High Yield Fund                     July 1, 2007     April 30, 2015
Invesco V.I. International Growth Fund           July 1, 2007     April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     April 30, 2015
Invesco V.I. Money Market Fund                   July 1, 2007     April 30, 2015
Invesco V.I. S&P 500 Index Fund                February 12, 2010  April 30, 2015
Invesco V.I. Small Cap Equity Fund               July 1, 2007     April 30, 2015
Invesco V.I. Technology Fund                     July 1, 2007     April 30, 2015
Invesco V.I. Utilities Fund                      July 1, 2007     April 30, 2015
Invesco V.I. Value Opportunities Fund            July 1, 2007     April 30, 2015

--------
***Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
   Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE    COMMITTED UNTIL
----                                              ----------------- ------------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013  February 28, 2015

                               CLOSED-END FUNDS

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------
 Invesco Municipal Income Opportunities Trust  June 1, 2010    June 30, 2014
 Invesco Quality Municipal Income Trust        June 1, 2010    June 30, 2014
 Invesco Value Municipal Income Trust          June 1, 2010    June 30, 2014

                                                               SUB-ITEM 77Q1(E)
                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

                                                        as of December 17, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                     ------------  ---------- ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                        Contractual      2.00%      July 1, 2013       June 30, 2014
   Class B Shares                        Contractual      2.75%      July 1, 2013       June 30, 2014
   Class C Shares                        Contractual      2.75%      July 1, 2013       June 30, 2014
   Class R Shares                        Contractual      2.25%      July 1, 2013       June 30, 2014
   Class R5 Shares                       Contractual      1.75%      July 1, 2013       June 30, 2014
   Class R6 Shares                       Contractual      1.75%      July 1, 2013       June 30, 2014
   Class Y Shares                        Contractual      1.75%      July 1, 2013       June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012       June 30, 2014
   Class B Shares                        Contractual      2.00%      July 1, 2012       June 30, 2014
   Class C Shares                        Contractual      2.00%      July 1, 2012       June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2012       June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual      0.75%      June 6, 2011     December 31, 2013
   Class B Shares                        Contractual      1.50%      June 6, 2011     December 31, 2013
   Class C Shares                        Contractual      1.50%      June 6, 2011     December 31, 2013
   Class R Shares                        Contractual      1.00%      June 6, 2011     December 31, 2013
   Class R5 Shares                       Contractual      0.50%      June 6, 2011     December 31, 2013
   Class R6 Shares                       Contractual      0.50%   September 24, 2012  December 31, 2013
   Class Y Shares                        Contractual      0.50%      June 6, 2011     December 31, 2013

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual      0.84%    January 1, 2014    December 31, 2014
   Class B Shares                        Contractual      1.59%    January 1, 2014    December 31, 2014
   Class C Shares                        Contractual      1.59%    January 1, 2014    December 31, 2014
   Class R Shares                        Contractual      1.09%    January 1, 2014    December 31, 2014
   Class R5 Shares                       Contractual      0.59%    January 1, 2014    December 31, 2014
   Class R6 Shares                       Contractual      0.59%    January 1, 2014    December 31, 2014
   Class Y Shares                        Contractual      0.59%    January 1, 2014    December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual      2.00%      July 1, 2012       June 30, 2014
   Class B Shares                        Contractual      2.75%      July 1, 2012       June 30, 2014
   Class C Shares                        Contractual      2.75%      July 1, 2012       June 30, 2014
   Class R Shares                        Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.75%      July 1, 2012       June 30, 2014

Invesco Equity and Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012       June 30, 2014
   Class B Shares                        Contractual      2.25%      July 1, 2012       June 30, 2014
   Class C Shares                        Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R Shares                        Contractual      1.75%      July 1, 2012       June 30, 2014
   Class R5 Shares                       Contractual      1.25%      July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual      1.25%   September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.25%      July 1, 2012       June 30, 2014

Invesco Floating Rate Fund
   Class A Shares                        Contractual      1.50%     April 14, 2006      June 30, 2014
   Class C Shares                        Contractual      2.00%     April 14, 2006      June 30, 2014
   Class R Shares                        Contractual      1.75%     April 14, 2006      June 30, 2014
   Class R5 Shares                       Contractual      1.25%     April 14, 2006      June 30, 2014
   Class R6 Shares                       Contractual      1.25%   September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual      1.25%    October 3, 2008      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- --------------
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014

Invesco Growth and Income Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2012     June 30, 2014

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                      CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                   VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                  ------------  ---------- ------------------- --------------
Invesco Charter Fund
   Class A Shares     Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares     Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares     Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares     Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares    Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares    Contractual      1.75%   September 24, 2012  June 30, 2014
   Class S Shares     Contractual      1.90%   September 25, 2009  June 30, 2014
   Class Y Shares     Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                   CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                               ------------  ---------- ------------------- --------------
Invesco Disciplined Equity Fund
   Class Y Shares                  Contractual      1.75%     July 14, 2009     June 30, 2014

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual      2.00%      July 1, 2013     June 30, 2014
   Class B Shares                  Contractual      2.75%      July 1, 2013     June 30, 2014
   Class C Shares                  Contractual      2.75%      July 1, 2013     June 30, 2014
   Class R Shares                  Contractual      2.25%      July 1, 2013     June 30, 2014
   Class R5 Shares                 Contractual      1.75%      July 1, 2013     June 30, 2014
   Class R6 Shares                 Contractual      1.75%      July 1, 2013     June 30, 2014
   Class Y Shares                  Contractual      1.75%      July 1, 2013     June 30, 2014
   Investor Class Shares           Contractual      2.00%      July 1, 2013     June 30, 2014

Invesco Summit Fund
   Class A Shares                  Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                  Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                  Contractual      2.75%      July 1, 2009     June 30, 2014
   Class P Shares                  Contractual      1.85%      July 1, 2009     June 30, 2014
   Class R5 Shares                 Contractual      1.75%      July 1, 2009     June 30, 2014
   Class S Shares                  Contractual      1.90%   September 25, 2009  June 30, 2014
   Class Y Shares                  Contractual      1.75%      July 1, 2009     June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                      ------------  ---------- ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                         Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares                         Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares                         Contractual      3.00%      July 1, 2009     June 30, 2014
   Class Y Shares                         Contractual      2.00%      July 1, 2009     June 30, 2014

Invesco Global Core Equity Fund
   Class A Shares                         Contractual      2.25%      July 1, 2013     June 30, 2014
   Class B Shares                         Contractual      3.00%      July 1, 2013     June 30, 2014
   Class C Shares                         Contractual      3.00%      July 1, 2013     June 30, 2014
   Class R Shares                         Contractual      2.50%      July 1, 2013     June 30, 2014
   Class R5 Shares                        Contractual      2.00%      July 1, 2013     June 30, 2014
   Class Y Shares                         Contractual      2.00%      July 1, 2013     June 30, 2014

Invesco International Small Company Fund
   Class A Shares                         Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares                         Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares                         Contractual      3.00%      July 1, 2009     June 30, 2014
   Class R5 Shares                        Contractual      2.00%      July 1, 2009     June 30, 2014
   Class R6 Shares                        Contractual      2.00%   September 24, 2012  June 30, 2014
   Class Y Shares                         Contractual      2.00%      July 1, 2009     June 30, 2014

Invesco Small Cap Equity Fund
   Class A Shares                         Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                         Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                         Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                         Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                        Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                        Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                        ------------  ---------- ------------------- ------------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual      0.82%   December 17, 2013   December 31, 2015
   Class C Shares                           Contractual      1.57%   December 17, 2013   December 31, 2015
   Class R Shares                           Contractual      1.07%   December 17, 2013   December 31, 2015
   Class R5 Shares                          Contractual      0.57%   December 17, 2013   December 31, 2015
   Class R6 Shares                          Contractual      0.57%   December 17, 2013   December 31, 2015
   Class Y Shares                           Contractual      0.57%   December 17, 2013   December 31, 2015

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                          Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                          Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                           Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                          Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                          Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                           Contractual      0.00%    November 4, 2009    April 30, 2015

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                          Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                          Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                           Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                          Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                          Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                           Contractual      0.00%    November 4, 2009    April 30, 2015

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                          Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                          Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                           Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                          Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                          Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                           Contractual      0.00%    November 4, 2009    April 30, 2015

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                          Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                           Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                          Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                           Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                          Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                          Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                           Contractual      0.00%    November 4, 2009    April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                             ------------  ---------- ------------------- ---------------
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual      0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                               Contractual      0.25%   February 12, 2010   April 30, 2015
   Class B Shares                                Contractual      1.00%    November 4, 2009   April 30, 2015
   Class C Shares                                Contractual      1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                               Contractual      1.00%   February 12, 2010   April 30, 2015
   Class R Shares                                Contractual      0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                               Contractual      0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                               Contractual      0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                               Contractual      0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                                Contractual      0.00%    November 4, 2009   April 30, 2015

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R Shares                                Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2014
   Class S Shares                                Contractual      1.40%      July 1, 2012     June 30, 2014
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2014

Invesco Convertible Securities Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2014
   Class R6 Shares                               Contractual      1.25%   September 24, 2012  June 30, 2014
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2014

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares                                Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares                                Contractual      3.00%      July 1, 2009     June 30, 2014
   Class R Shares                                Contractual      2.50%      July 1, 2009     June 30, 2014
   Class R5 Shares                               Contractual      2.00%      July 1, 2009     June 30, 2014
   Class Y Shares                                Contractual      2.00%      July 1, 2009     June 30, 2014

Invesco Growth Allocation Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                                Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                                Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                                Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                               Contractual      1.75%      July 1, 2012     June 30, 2014
   Class S Shares                                Contractual      1.90%      July 1, 2012     June 30, 2014
   Class Y Shares                                Contractual      1.75%      July 1, 2012     June 30, 2014

Invesco Income Allocation Fund
   Class A Shares                                Contractual      0.25%      May 1, 2012      April 30, 2015
   Class B Shares                                Contractual      1.00%      May 1, 2012      April 30, 2015
   Class C Shares                                Contractual      1.00%      May 1, 2012      April 30, 2015
   Class R Shares                                Contractual      0.50%      May 1, 2012      April 30, 2015
   Class R5 Shares                               Contractual      0.00%      May 1, 2012      April 30, 2015
   Class Y Shares                                Contractual      0.00%      May 1, 2012      April 30, 2015

Invesco International Allocation Fund
   Class A Shares                                Contractual      2.25%      May 1, 2012      June 30, 2014
   Class B Shares                                Contractual      3.00%      May 1, 2012      June 30, 2014
   Class C Shares                                Contractual      3.00%      May 1, 2012      June 30, 2014
   Class R Shares                                Contractual      2.50%      May 1, 2012      June 30, 2014
   Class R5 Shares                               Contractual      2.00%      May 1, 2012      June 30, 2014
   Class Y Shares                                Contractual      2.00%      May 1, 2012      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                              ------------  ---------- ------------------- --------------
Invesco Mid Cap Core Equity Fund
   Class A Shares                 Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                 Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                 Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                 Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                 Contractual      1.75%      July 1, 2009     June 30, 2014

Invesco Moderate Allocation Fund
   Class A Shares                 Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                 Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                 Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R Shares                 Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                Contractual      1.25%      July 1, 2012     June 30, 2014
   Class S Shares                 Contractual      1.40%      July 1, 2012     June 30, 2014
   Class Y Shares                 Contractual      1.25%      July 1, 2012     June 30, 2014

Invesco Small Cap Growth Fund
   Class A Shares                 Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                 Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                 Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                 Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                 Contractual      1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares          Contractual      2.00%      July 1, 2009     June 30, 2014

Invesco U.S. Mortgage Fund
   Class A Shares                 Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                 Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                 Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                Contractual      1.25%      July 1, 2012     June 30, 2014
   Class Y Shares                 Contractual      1.25%      July 1, 2012     June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                              ------------  ---------- -----------------  --------------
Invesco Asia Pacific Growth Fund
   Class A Shares                 Contractual      2.25%    July 1, 2009      June 30, 2014
   Class B Shares                 Contractual      3.00%    July 1, 2009      June 30, 2014
   Class C Shares                 Contractual      3.00%    July 1, 2009      June 30, 2014
   Class Y Shares                 Contractual      2.00%    July 1, 2009      June 30, 2014

Invesco European Growth Fund
   Class A Shares                 Contractual      2.25%    July 1, 2009      June 30, 2014
   Class B Shares                 Contractual      3.00%    July 1, 2009      June 30, 2014
   Class C Shares                 Contractual      3.00%    July 1, 2009      June 30, 2014
   Class R Shares                 Contractual      2.50%    July 1, 2009      June 30, 2014
   Class Y Shares                 Contractual      2.00%    July 1, 2009      June 30, 2014
   Investor Class Shares          Contractual      2.25%    July 1, 2009      June 30, 2014

Invesco Global Growth Fund
   Class A Shares                 Contractual      2.25%   January 1, 2013    June 30, 2014
   Class B Shares                 Contractual      3.00%   January 1, 2013    June 30, 2014
   Class C Shares                 Contractual      3.00%   January 1, 2013    June 30, 2014
   Class R5 Shares                Contractual      2.00%   January 1, 2013    June 30, 2014
   Class R6 Shares                Contractual      2.00%   January 1, 2013    June 30, 2014
   Class Y Shares                 Contractual      2.00%   January 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                        ------------  ---------- ------------------- ------------------
Invesco Global Opportunities Fund
   Class A Shares                           Contractual      1.36%     August 1, 2012    February 28, 2015
   Class C Shares                           Contractual      2.11%     August 1, 2012    February 28, 2015
   Class R Shares                           Contractual      1.61%     August 1, 2012    February 28, 2015
   Class R5 Shares                          Contractual      1.11%     August 1, 2012    February 28, 2015
   Class R6 Shares                          Contractual      1.11%   September 24, 2012  February 28, 2015
   Class Y Shares                           Contractual      1.11%     August 1, 2012    February 28, 2015

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual      2.25%      July 1, 2009       June 30. 2014
   Class B Shares                           Contractual      3.00%      July 1, 2009       June 30, 2014
   Class C Shares                           Contractual      3.00%      July 1, 2009       June 30, 2014
   Class R5 Shares                          Contractual      2.00%      July 1, 2009       June 30, 2014
   Class Y Shares                           Contractual      2.00%      July 1, 2009       June 30, 2014

Invesco International Core Equity Fund
   Class A Shares                           Contractual      2.25%      July 1, 2009       June 30. 2014
   Class B Shares                           Contractual      3.00%      July 1, 2009       June 30, 2014
   Class C Shares                           Contractual      3.00%      July 1, 2009       June 30, 2014
   Class R Shares                           Contractual      2.50%      July 1, 2009       June 30, 2014
   Class R5 Shares                          Contractual      2.00%      July 1, 2009       June 30, 2014
   Class R6 Shares                          Contractual      2.00%   September 24, 2012    June 30, 2014
   Class Y Shares                           Contractual      2.00%      July 1, 2009       June 30, 2014
   Investor Class Shares                    Contractual      2.25%      July 1, 2009       June 30, 2014

Invesco International Growth Fund
   Class A Shares                           Contractual      2.25%      July 1, 2013       June 30, 2014
   Class B Shares                           Contractual      3.00%      July 1, 2013       June 30, 2014
   Class C Shares                           Contractual      3.00%      July 1, 2013       June 30, 2014
   Class R Shares                           Contractual      2.50%      July 1, 2013       June 30, 2014
   Class R5 Shares                          Contractual      2.00%      July 1, 2013       June 30, 2014
   Class R6 Shares                          Contractual      2.00%      July 1, 2013       June 30, 2014
   Class Y Shares                           Contractual      2.00%      July 1, 2013       June 30, 2014

Invesco Select Opportunities Fund
   Class A Shares                           Contractual      1.51%     August 1, 2012    February 28, 2015
   Class C Shares                           Contractual      2.26%     August 1, 2012    February 28, 2015
   Class R Shares                           Contractual      1.76%     August 1, 2012    February 28, 2015
   Class R5 Shares                          Contractual      1.26%     August 1, 2012    February 28, 2015
   Class R6 Shares                          Contractual      1.26%   September 24, 2012  February 28, 2015
   Class Y Shares                           Contractual      1.26%     August 1, 2012    February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                       VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                      ------------  ---------- ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                         Contractual      1.62%   December 17, 2013   December 31, 2015
   Class C Shares                         Contractual      2.37%   December 17, 2013   December 31, 2015
   Class R Shares                         Contractual      1.87%   December 17, 2013   December 31, 2015
   Class R5 Shares                        Contractual      1.37%   December 17, 2013   December 31, 2015
   Class R6 Shares                        Contractual      1.37%   December 17, 2013   December 31, 2015
   Class Y Shares                         Contractual      1.37%   December 17, 2013   December 31, 2015

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                         Contractual      2.00%      July 1, 2012       June 30, 2014
   Class B Shares                         Contractual      2.75%      July 1, 2012       June 30, 2014
   Class C Shares                         Contractual      2.75%      July 1, 2012       June 30, 2014
   Class R Shares                         Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R5 Shares                        Contractual      1.75%      July 1, 2012       June 30, 2014
   Class R6 Shares                        Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                         Contractual      1.75%      July 1, 2012       June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                              ------------  ---------- ------------------- ------------------
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual      1.22%   November 29, 2010     June 30, 2014
   Class B Shares                                 Contractual      1.97%   November 29, 2010     June 30, 2014
   Class C Shares                                 Contractual      1.97%   November 29, 2010     June 30, 2014
   Class R Shares                                 Contractual      1.47%   November 29, 2010     June 30, 2014
   Class R5 Shares                                Contractual      0.97%   November 29, 2010     June 30, 2014
   Class R6 Shares                                Contractual      0.97%   September 24, 2012    June 30, 2014
   Class Y Shares                                 Contractual      0.97%   November 29, 2010     June 30, 2014

Invesco China Fund
   Class A Shares                                 Contractual      2.25%      July 1, 2009       June 30, 2014
   Class B Shares                                 Contractual      3.00%      July 1, 2009       June 30, 2014
   Class C Shares                                 Contractual      3.00%      July 1, 2009       June 30, 2014
   Class R5 Shares                                Contractual      2.00%      July 1, 2009       June 30, 2014
   Class Y Shares                                 Contractual      2.00%      July 1, 2009       June 30, 2014

Invesco Developing Markets Fund
   Class A Shares                                 Contractual      2.25%      July 1, 2012       June 30, 2014
   Class B Shares                                 Contractual      3.00%      July 1, 2012       June 30, 2014
   Class C Shares                                 Contractual      3.00%      July 1, 2012       June 30, 2014
   Class R5 Shares                                Contractual      2.00%      July 1, 2012       June 30, 2014
   Class R6 Shares                                Contractual      2.00%   September 24, 2012    June 30, 2014
   Class Y Shares                                 Contractual      2.00%      July 1, 2012       June 30, 2014

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual      1.85%      May 11, 2011     February 28, 2015
   Class C Shares                                 Contractual      2.60%      May 11, 2011     February 28, 2015
   Class R Shares                                 Contractual      2.10%      May 11, 2011     February 28, 2015
   Class R5 Shares                                Contractual      1.60%      May 11, 2011     February 28, 2015
   Class R6 Shares                                Contractual      1.60%   September 24, 2012  February 28, 2015
   Class Y Shares                                 Contractual      1.60%      May 11, 2011     February 28, 2015

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual      1.24%     June 14, 2010     February 28, 2015
   Class B Shares                                 Contractual      1.99%     June 14, 2010     February 28, 2015
   Class C Shares                                 Contractual      1.99%     June 14, 2010     February 28, 2015
   Class R Shares                                 Contractual      1.49%     June 14, 2010     February 28, 2015
   Class Y Shares                                 Contractual      0.99%     June 14, 2010     February 28, 2015
   Class R5 Shares                                Contractual      0.99%     June 14, 2010     February 28, 2015
   Class R6 Shares                                Contractual      0.99%   September 24, 2012  February 28, 2015

Invesco Endeavor Fund
   Class A Shares                                 Contractual      2.00%      July 1, 2009       June 30, 2014
   Class B Shares                                 Contractual      2.75%      July 1, 2009       June 30, 2014
   Class C Shares                                 Contractual      2.75%      July 1, 2009       June 30, 2014
   Class R Shares                                 Contractual      2.25%      July 1, 2009       June 30, 2014
   Class R5 Shares                                Contractual      1.75%      July 1, 2009       June 30, 2014
   Class R6 Shares                                Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                                 Contractual      1.75%      July 1, 2009       June 30, 2014

Invesco Global Health Care Fund
   Class A Shares                                 Contractual      2.00%      July 1, 2012       June 30, 2014
   Class B Shares                                 Contractual      2.75%      July 1, 2012       June 30, 2014
   Class C Shares                                 Contractual      2.75%      July 1, 2012       June 30, 2014
   Class Y Shares                                 Contractual      1.75%      July 1, 2012       June 30, 2014
   Investor Class Shares                          Contractual      2.00%      July 1, 2012       June 30, 2014

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual      2.25%    August 28, 2013    December 16, 2013
   Class C Shares                                 Contractual      3.00%    August 28, 2013    December 16, 2013
   Class R Shares                                 Contractual      2.50%    August 28, 2013    December 16, 2013
   Class R5 Shares                                Contractual      2.00%    August 28, 2013    December 16, 2013
   Class R6 Shares                                Contractual      2.00%    August 28, 2013    December 16, 2013
   Class Y Shares                                 Contractual      2.00%    August 28, 2013    December 16, 2013

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                              CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                          ------------  ---------- ------------------- ------------------
Invesco Global Markets Strategy Fund/5/
   Class A Shares                             Contractual      1.80%   December 17, 2013   February 28, 2015
   Class C Shares                             Contractual      2.55%   December 17, 2013   February 28, 2015
   Class R Shares                             Contractual      2.05%   December 17, 2013   February 28, 2015
   Class R5 Shares                            Contractual      1.55%   December 17, 2013   February 28, 2015
   Class R6 Shares                            Contractual      1.55%   December 17, 2013   February 28, 2015
   Class Y Shares                             Contractual      1.55%   December 17, 2013   February 28, 2015

Invesco Global Market Neutral Fund
   Class A Shares                             Contractual      1.62%   December 17, 2013   December 31, 2015
   Class C Shares                             Contractual      2.37%   December 17, 2013   December 31, 2015
   Class R Shares                             Contractual      1.87%   December 17, 2013   December 31, 2015
   Class R5 Shares                            Contractual      1.37%   December 17, 2013   December 31, 2015
   Class R6 Shares                            Contractual      1.37%   December 17, 2013   December 31, 2015
   Class Y Shares                             Contractual      1.37%   December 17, 2013   December 31, 2015

Invesco Global Targeted Returns Fund
   Class A Shares                             Contractual      1.71%   December 17, 2013   December 31, 2015
   Class C Shares                             Contractual      2.46%   December 17, 2013   December 31, 2015
   Class R Shares                             Contractual      1.96%   December 17, 2013   December 31, 2015
   Class R5 Shares                            Contractual      1.46%   December 17, 2013   December 31, 2015
   Class R6 Shares                            Contractual      1.46%   December 17, 2013   December 31, 2015
   Class Y Shares                             Contractual      1.46%   December 17, 2013   December 31, 2015

Invesco International Total Return Fund
   Class A Shares                             Contractual      1.10%     March 31, 2006    February 28, 2015
   Class B Shares                             Contractual      1.85%     March 31, 2006    February 28, 2015
   Class C Shares                             Contractual      1.85%     March 31, 2006    February 28, 2015
   Class R5 Shares                            Contractual      0.85%    October 3, 2008    February 28, 2015
   Class R6 Shares                            Contractual      0.85%   September 24, 2012  February 28, 2015
   Class Y Shares                             Contractual      0.85%     March 31, 2006    February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual      1.87%   December 17, 2013   December 31, 2015
   Class C Shares                             Contractual      2.62%   December 17, 2013   December 31, 2015
   Class R Shares                             Contractual      2.12%   December 17, 2013   December 31, 2015
   Class R5 Shares                            Contractual      1.62%   December 17, 2013   December 31, 2015
   Class R6 Shares                            Contractual      1.62%   December 17, 2013   December 31, 2015
   Class Y Shares                             Contractual      1.62%   December 17, 2013   December 31, 2015

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual      1.72%   December 17, 2013   December 31, 2015
   Class C Shares                             Contractual      2.47%   December 17, 2013   December 31, 2015
   Class R Shares                             Contractual      1.97%   December 17, 2013   December 31, 2015
   Class R5 Shares                            Contractual      1.47%   December 17, 2013   December 31, 2015
   Class R6 Shares                            Contractual      1.47%   December 17, 2013   December 31, 2015
   Class Y Shares                             Contractual      1.47%   December 17, 2013   December 31, 2015

Invesco Macro international Equity Fund
   Class A Shares                             Contractual      1.43%   December 17, 2013   December 31, 2015
   Class C Shares                             Contractual      2.18%   December 17, 2013   December 31, 2015
   Class R Shares                             Contractual      1.68%   December 17, 2013   December 31, 2015
   Class R5 Shares                            Contractual      1.18%   December 17, 2013   December 31, 2015
   Class R6 Shares                            Contractual      1.18%   December 17, 2013   December 31, 2015
   Class Y Shares                             Contractual      1.18%   December 17, 2013   December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                               CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                            VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                           ------------  ---------- ------------------- ------------------
Invesco Macro Long/Short Fund
   Class A Shares              Contractual      1.87%   December 17, 2013   December 31, 2015
   Class C Shares              Contractual      2.62%   December 17, 2013   December 31, 2015
   Class R Shares              Contractual      2.12%   December 17, 2013   December 31, 2015
   Class R5 Shares             Contractual      1.62%   December 17, 2013   December 31, 2015
   Class R6 Shares             Contractual      1.62%   December 17, 2013   December 31, 2015
   Class Y Shares              Contractual      1.62%   December 17, 2013   December 31, 2015

Invesco Pacific Growth Fund
   Class A Shares              Contractual      2.25%      July 1, 2012       June 30, 2014
   Class B Shares              Contractual      3.00%      July 1, 2012       June 30, 2014
   Class C Shares              Contractual      3.00%      July 1, 2012       June 30, 2014
   Class R Shares              Contractual      2.50%      July 1, 2012       June 30, 2014
   Class R5 Shares             Contractual      2.00%      July 1, 2012       June 30, 2014
   Class Y Shares              Contractual      2.00%      July 1, 2012       June 30, 2014

Invesco Premium Income Fund
   Class A Shares              Contractual      0.89%   December 13, 2011   February 28, 2015
   Class C Shares              Contractual      1.64%   December 13, 2011   February 28, 2015
   Class R Shares              Contractual      1.14%   December 13, 2011   February 28, 2015
   Class R5 Shares             Contractual      0.64%   December 13, 2011   February 28, 2015
   Class R6 Shares             Contractual      0.64%   September 24, 2012  February 28, 2015
   Class Y Shares              Contractual      0.64%   December 13, 2011   February 28, 2015

Invesco Select Companies Fund
   Class A Shares              Contractual      2.00%      July 1, 2009       June 30, 2014
   Class B Shares              Contractual      2.75%      July 1, 2009       June 30, 2014
   Class C Shares              Contractual      2.75%      July 1, 2009       June 30, 2014
   Class R Shares              Contractual      2.25%      July 1, 2009       June 30, 2014
   Class R5 Shares             Contractual      1.75%      July 1, 2009       June 30, 2014
   Class Y Shares              Contractual      1.75%      July 1, 2009       June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                             ------------  ---------- ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R Shares                Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R5 Shares               Contractual      1.25%      July 1, 2012     June 30, 2014
   Class R6 Shares               Contractual      1.25%   September 24, 2012  June 30, 2014
   Class Y Shares                Contractual      1.25%      July 1, 2012     June 30, 2014

Invesco Dynamics Fund
   Class A Shares                Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares               Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares               Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                Contractual      1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares         Contractual      2.00%      July 1, 2009     June 30, 2014

Invesco Global Real Estate Fund
   Class A Shares                Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares               Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares               Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                    ------------  ----------  ------------------- --------------
Invesco High Yield Fund
   Class A Shares                       Contractual      1.50%       July 1, 2013     June 30, 2014
   Class B Shares                       Contractual      2.25%       July 1, 2013     June 30, 2014
   Class C Shares                       Contractual      2.25%       July 1, 2013     June 30, 2014
   Class R5 Shares                      Contractual      1.25%       July 1, 2013     June 30, 2014
   Class R6 Shares                      Contractual      1.25%       July 1, 2013     June 30, 2014
   Class Y Shares                       Contractual      1.25%       July 1, 2013     June 30, 2014
   Investor Class Shares                Contractual      1.50%       July 1, 2013     June 30, 2014

Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual      1.50%       July 1, 2012     June 30, 2014
   Class A2 Shares                      Contractual      1.40%       July 1, 2012     June 30, 2014
   Class R5 Shares                      Contractual      1.25%       July 1, 2012     June 30, 2014
   Class Y Shares                       Contractual      1.25%       July 1, 2012     June 30, 2014

Invesco Municipal Bond Fund
   Class A Shares                       Contractual      1.50%       July 1, 2012     June 30, 2014
   Class B Shares                       Contractual      2.25%       July 1, 2012     June 30, 2014
   Class C Shares                       Contractual      2.25%       July 1, 2012     June 30, 2014
   Class Y Shares                       Contractual      1.25%       July 1, 2012     June 30, 2014
   Investor Class Shares                Contractual      1.50%       July 1, 2012     June 30, 2014

Invesco Real Estate Fund
   Class A Shares                       Contractual      2.00%       July 1, 2012     June 30, 2014
   Class B Shares                       Contractual      2.75%       July 1, 2012     June 30, 2014
   Class C Shares                       Contractual      2.75%       July 1, 2012     June 30, 2014
   Class R Shares                       Contractual      2.25%       July 1, 2012     June 30, 2014
   Class R5 Shares                      Contractual      1.75%       July 1, 2012     June 30, 2014
   Class R6 Shares                      Contractual      1.75%    September 24, 2012  June 30, 2014
   Class Y Shares                       Contractual      1.75%       July 1, 2012     June 30, 2014
   Investor Class Shares                Contractual      2.00%       July 1, 2012     June 30, 2014

Invesco Short Term Bond Fund
   Class A Shares                       Contractual      1.40%       July 1, 2013     June 30, 2014
   Class C Shares                       Contractual      1.75%/2/    July 1, 2013     June 30, 2014
   Class R Shares                       Contractual      1.75%       July 1, 2013     June 30, 2014
   Class R5 Shares                      Contractual      1.25%       July 1, 2013     June 30, 2014
   Class R6 Shares                      Contractual      1.25%       July 1, 2013     June 30, 2014
   Class Y Shares                       Contractual      1.25%       July 1, 2013     June 30, 2014

Invesco U.S. Government Fund
   Class A Shares                       Contractual      1.50%       July 1, 2012     June 30, 2014
   Class B Shares                       Contractual      2.25%       July 1, 2012     June 30, 2014
   Class C Shares                       Contractual      2.25%       July 1, 2012     June 30, 2014
   Class R Shares                       Contractual      1.75%       July 1, 2012     June 30, 2014
   Class R5 Shares                      Contractual      1.25%       July 1, 2012     June 30, 2014
   Class Y Shares                       Contractual      1.25%       July 1, 2012     June 30, 2014
   Investor Class Shares                Contractual      1.50%       July 1, 2012     June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                         ------------  ---------- -----------------  --------------
Invesco American Value Fund
   Class A Shares            Contractual      2.00%     July 1, 2013     June 30, 2014
   Class B Shares            Contractual      2.75%     July 1, 2013     June 30, 2014
   Class C Shares            Contractual      2.75%     July 1, 2013     June 30, 2014
   Class R Shares            Contractual      2.25%     July 1, 2013     June 30, 2014
   Class R5 Shares           Contractual      1.75%     July 1, 2013     June 30, 2014
   Class R6 Shares           Contractual      1.75%     July 1, 2013     June 30, 2014
   Class Y Shares            Contractual      1.75%     July 1, 2013     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----                                 ------------  ---------- ------------------- ----------------
Invesco Comstock Fund
   Class A Shares                    Contractual      2.00%      July 1, 2012      June 30, 2014
   Class B Shares                    Contractual      2.75%      July 1, 2012      June 30, 2014
   Class C Shares                    Contractual      2.75%      July 1, 2012      June 30, 2014
   Class R Shares                    Contractual      2.25%      July 1, 2012      June 30, 2014
   Class R5 Shares                   Contractual      1.75%      July 1, 2012      June 30, 2014
   Class R6 Shares                   Contractual      1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                    Contractual      1.75%      July 1, 2012      June 30, 2014

Invesco Energy Fund
   Class A Shares                    Contractual      2.00%      July 1, 2009      June 30, 2014
   Class B Shares                    Contractual      2.75%      July 1, 2009      June 30, 2014
   Class C Shares                    Contractual      2.75%      July 1, 2009      June 30, 2014
   Class R5 Shares                   Contractual      1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                    Contractual      1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares             Contractual      2.00%      July 1, 2009      June 30, 2014

Invesco Dividend Income Fund
   Class A Shares                    Contractual      1.10%    February 6, 2013   August 31, 2014
   Class B Shares                    Contractual      1.85%    February 6, 2013   August 31, 2014
   Class C Shares                    Contractual      1.85%    February 6, 2013   August 31, 2014
   Class R5 Shares                   Contractual      0.85%    February 6, 2013   August 31, 2014
   Class R6 Shares                   Contractual      0.85%    February 6, 2013   August 31, 2014
   Class Y Shares                    Contractual      0.85%    February 6, 2013   August 31, 2014
   Investor Class Shares             Contractual      1.10%    February 6, 2013   August 31, 2014

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual      2.00%      July 1, 2009      June 30, 2014
   Class B Shares                    Contractual      2.75%      July 1, 2009      June 30, 2014
   Class C Shares                    Contractual      2.75%      July 1, 2009      June 30, 2014
   Class Y Shares                    Contractual      1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares             Contractual      2.00%      July 1, 2009      June 30, 2014

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual      1.15%     July 15, 2013      July 31, 2015
   Class B Shares                    Contractual      1.90%     July 15, 2013      July 31, 2015
   Class C Shares                    Contractual      1.90%     July 15, 2013      July 31, 2015
   Class R Shares                    Contractual      1.40%     July 15, 2013      July 31, 2015
   Class R5 Shares                   Contractual      0.90%     July 15, 2013      July 31, 2015
   Class R6 Shares                   Contractual      0.90%     July 15, 2013      July 31, 2015
   Class Y Shares                    Contractual      0.90%     July 15, 2013      July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                    Contractual      2.00%      July 1, 2012      June 30, 2014
   Class B Shares                    Contractual      2.75%      July 1, 2012      June 30, 2014
   Class C Shares                    Contractual      2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                    Contractual      1.75%      July 1, 2012      June 30, 2014

Invesco Technology Fund
   Class A Shares                    Contractual      2.00%      July 1, 2012      June 30, 2014
   Class B Shares                    Contractual      2.75%      July 1, 2012      June 30, 2014
   Class C Shares                    Contractual      2.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                   Contractual      1.75%      July 1, 2012      June 30, 2014
   Class Y Shares                    Contractual      1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares             Contractual      2.00%      July 1, 2012      June 30, 2014

Invesco Technology Sector Fund
   Class A Shares                    Contractual      2.00%   February 12, 2010    June 30, 2014
   Class B Shares                    Contractual      2.75%   February 12, 2010    June 30, 2014
   Class C Shares                    Contractual      2.75%   February 12, 2010    June 30, 2014
   Class Y Shares                    Contractual      1.75%   February 12, 2010    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                              ------------  ---------- -----------------  --------------
Invesco Value Opportunities Fund
   Class A Shares                 Contractual      2.00%     July 1, 2012     June 30, 2014
   Class B Shares                 Contractual      2.75%     July 1, 2012     June 30, 2014
   Class C Shares                 Contractual      2.75%     July 1, 2012     June 30, 2014
   Class R Shares                 Contractual      2.25%     July 1, 2012     June 30, 2014
   Class R5 Shares                Contractual      1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                 Contractual      1.75%     July 1, 2012     June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                             ------------  ---------- -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual      1.50%    July 1, 2012      June 30, 2014
   Class B Shares                                Contractual      2.25%    July 1, 2012      June 30, 2014
   Class C Shares                                Contractual      2.25%    July 1, 2012      June 30, 2014
   Class R5 Shares                               Contractual      1.25%    July 1, 2012      June 30, 2014
   Class Y Shares                                Contractual      1.25%    July 1, 2012      June 30, 2014

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual      0.80%    July 1, 2013      June 30, 2014
   Class B Shares                                Contractual      1.55%    July 1, 2013      June 30, 2014
   Class C Shares                                Contractual      1.55%    July 1, 2013      June 30, 2014
   Class Y Shares                                Contractual      0.55%    July 1, 2013      June 30, 2014

Invesco Municipal Income Fund
   Class A Shares                                Contractual      1.50%    July 1, 2013      June 30, 2014
   Class B Shares                                Contractual      2.25%    July 1, 2013      June 30, 2014
   Class C Shares                                Contractual      2.25%    July 1, 2013      June 30, 2014
   Class Y Shares                                Contractual      1.25%    July 1, 2013      June 30, 2014
   Investor Class                                Contractual      1.50%    July 15, 2013     June 30, 2014

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual      1.50%    July 1, 2012      June 30, 2014
   Class B Shares                                Contractual      2.25%    July 1, 2012      June 30, 2014
   Class C Shares                                Contractual      2.25%    July 1, 2012      June 30, 2014
   Class Y Shares                                Contractual      1.25%    July 1, 2012      June 30, 2014

Invesco Tax-Free Intermediate Fund
   Class A Shares                                Contractual      1.50%    July 1, 2012      June 30, 2014
   Class A2 Shares                               Contractual      1.25%    July 1, 2012      June 30, 2014
   Class C Shares                                Contractual      2.25%    June 30, 2013     June 30, 2014
   Class R5 Shares                               Contractual      1.25%    July 1, 2012      June 30, 2014
   Class Y Shares                                Contractual      1.25%    July 1, 2012      June 30, 2014

                           INVESCO SECURITIES TRUST

                                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION  CURRENT LIMIT           DATE
----                              ------------  ---------- -----------------  ------------------
Invesco Balanced-Risk Aggressive
   Allocation Fund............... Contractual      1.15%   January 16, 2013   February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                        as of December 17, 2013

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                  Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class              Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                  Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class              Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class         Contractual      0.39%/2/   July 1, 2009     December 31, 2014
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2014

Liquid Assets Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                  Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class              Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                   Contractual      0.34%      July 1, 2009     December 31, 2014

STIC Prime Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                  Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class              Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual      0.33%/2/   July 1, 2009     December 31, 2014
   Corporate Class                  Contractual      0.28%      July 1, 2009     December 31, 2014
   Institutional Class              Contractual      0.25%      July 1, 2009     December 31, 2014
   Personal Investment Class        Contractual      0.80%/2/   July 1, 2009     December 31, 2014
   Private Investment Class         Contractual      0.50%/2/   July 1, 2009     December 31, 2014
   Reserve Class                    Contractual      1.12%/2/   July 1, 2009     December 31, 2014
   Resource Class                   Contractual      0.41%/2/   July 1, 2009     December 31, 2014

Treasury Portfolio
   Cash Management Class            Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                  Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class              Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class        Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class         Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                    Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                   Contractual      0.30%/2/   July 1, 2009     December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                        as of December 17, 2013

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                           ------------  ---------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual      0.90%     July 1, 2012     June 30, 2014

   Series II Shares                            Contractual      1.15%     July 1, 2012     June 30, 2014

Invesco V.I. American Value Fund
   Series I Shares                             Contractual      2.00%     July 1, 2012     June 30, 2014

   Series II Shares                            Contractual      2.25%     July 1, 2012     June 30, 2014

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual      0.78%     July 1, 2013     April 30, 2014

   Series II Shares                            Contractual      1.03%     July 1, 2013     April 30, 2014

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual      0.76%     May 1, 2014      April 30, 2015

   Series II Shares                            Contractual      1.01%     May 1, 2014      April 30, 2015

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual      0.78%     May 1, 2013      April 30, 2015

   Series II Shares                            Contractual      1.03%     May 1, 2013      April 30, 2015

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual      2.00%     May 1, 2013      June 30, 2014

   Series II Shares                            Contractual      2.25%     May 1, 2013      June 30, 2014

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual      2.00%     May 1, 2013      June 30, 2014

   Series II Shares                            Contractual      2.25%     May 1, 2013      June 30, 2014

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual      0.75%     July 1, 2005     April 30, 2015

   Series II Shares                            Contractual      1.00%     July 1, 2005     April 30, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual      2.00%     July 1, 2012     June 30, 2014

   Series II Shares                            Contractual      2.25%     July 1, 2012     June 30, 2014

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual      1.50%     July 1, 2012     June 30, 2014

   Series II Shares                            Contractual      1.75%     July 1, 2012     June 30, 2014

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                        as of December 17, 2013

Invesco V.I. Global Core Equity Fund
   Series I Shares                       Contractual  2.25% July 1, 2012  June 30, 2014

   Series II Shares                      Contractual  2.50% July 1, 2012  June 30, 2014

Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014

   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014

   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual  1.50% May 1, 2013   June 30, 2014

   Series II Shares                      Contractual  1.75% May 1, 2013   June 30, 2014

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual  0.78% May 1, 2013   April 30, 2015

   Series II Shares                      Contractual  1.03% May 1, 2013   April 30, 2015

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual  0.80% May 2, 2011   April 30, 2014

   Series II Shares                      Contractual  1.05% May 2, 2011   April 30, 2014

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual  2.25% July 1, 2012  June 30, 2014

   Series II Shares                      Contractual  2.50% July 1, 2012  June 30, 2014

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014

   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual  1.09% July 1, 2012  June 30, 2014

   Series II Shares                      Contractual  1.34% July 1, 2012  June 30, 2014

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual  1.50% May 1, 2013   June 30, 2014

   Series II Shares                      Contractual  1.75% May 1, 2013   June 30, 2014

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual  2.00% July 1, 2012  June 30, 2014

   Series II Shares                      Contractual  2.25% July 1, 2012  June 30, 2014

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014

   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014

                                                        as of December 17, 2013

Invesco V.I. Technology Fund
   Series I Shares                     Contractual  2.00%  May 1, 2013    June 30, 2014

   Series II Shares                    Contractual  2.25%  May 1, 2013    June 30, 2014

Invesco V.I. Utilities Fund
   Series I Shares                     Contractual  2.00%  May 1, 2012    June 30, 2014

   Series II Shares                    Contractual  2.25%  May 1, 2012    June 30, 2014

Invesco V.I. Managed Volatility Fund*
   Series I Shares                     Contractual  1.03% April 30, 2014  April 30, 2015

   Series II Shares                    Contractual  1.28% April 30, 2014  April 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual  2.00%  May 1, 2013    June 30, 2014

   Series II Shares                    Contractual  2.25%  May 1, 2013    June 30, 2014

* The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                        as of December 17, 2013

                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%   August 27, 2012   August 31, 2014

                                INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust        Contractual     0.50%   October 15, 2012  October 31, 2014

                                 INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust          Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
          SHORT-TERM INVESTMENTS TRUST

          By:     /s/ John M. Zerr
                  ----------------------
          Title:  Senior Vice President

          INVESCO ADVISERS, INC.

          By:     /s/ John M. Zerr
                  ----------------------
          Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL*
---------                                  ------------------- ----------------
Invesco American Franchise Fund            February 12, 2010
Invesco California Tax-Free Income Fund    February 12, 2010
Invesco Core Plus Bond Fund                   June 2, 2009
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
Invesco Equity and Income Fund             February 12, 2010
Invesco Floating Rate Fund                   April 14, 2006
Invesco Global Real Estate Income Fund       March 9, 2007
Invesco Growth and Income Fund             February 12, 2010
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010
Invesco S&P 500 Index Fund                 February 12, 2010
Invesco Small Cap Discovery Fund           February 12, 2010
Invesco U.S. Quantitative Core Fund          March 31, 2006

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL*
---------                                  ------------------- ----------------
Invesco Charter Fund                         June 21, 2000
Invesco Constellation Fund                   June 21, 2000
Invesco Disciplined Equity Fund              July 14, 2009
Invesco Diversified Dividend Fund          December 28, 2001
Invesco Summit Fund                          July 24, 2000

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco European Small Company Fund         August 30, 2000
Invesco Global Core Equity Fund            December 27, 2000
Invesco International Small Company Fund    August 30, 2000
Invesco Small Cap Equity Fund               August 30, 2000

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco Convertible Securities Fund        February 12, 2010
Invesco Global Quantitative Core Fund      September 1, 2001
Invesco Leaders Fund                       February 12, 2010
Invesco Mid Cap Core Equity Fund           September 1, 2001
Invesco Small Cap Growth Fund              September 11, 2000
Invesco U.S. Mortgage Fund                 February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Asia Pacific Growth Fund              June 21, 2000
Invesco European Growth Fund                  June 21, 2000
Invesco Global Growth Fund                    June 21, 2000
Invesco Global Opportunities Fund            August 1, 2012
Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
Invesco International Core Equity Fund      November 25, 2003
Invesco International Growth Fund             June 21, 2000
Invesco Select Opportunities Fund            August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                              ------------------ ----------------
Invesco Balanced-Risk Allocation Fund                May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund   November 29, 2010
Invesco China Fund                                  March 31, 2006
Invesco Developing Markets Fund                   September 1, 2001
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010
Invesco Emerging Markets Equity Fund                 May 11, 2011
Invesco Endeavor Fund                              November 4, 2003
Invesco Global Health Care Fund                   September 1, 2001
Invesco Global Markets Strategy Fund              September 26, 2012
Invesco International Total Return Fund             March 31, 2006
Invesco Pacific Growth Fund                       February 12, 2010
Invesco Premium Income Fund                       December 13, 2011
Invesco Select Companies Fund                      November 4, 2003

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

  FUND                                      EFFECTIVE DATE   COMMITTED UNTIL*
  ----                                    ------------------ ----------------
  Invesco Corporate Bond Fund             February 12, 2010
  Invesco Dynamics Fund                   November 25, 2003
  Invesco Global Real Estate Fund           April 29, 2005
  Invesco High Yield Fund                    June 1, 2000
  Invesco High Yield Securities Fund      February 12, 2010
  Invesco Limited Maturity Treasury Fund     June 1, 2000
  Invesco Money Market Fund                  June 1, 2000
  Invesco Municipal Bond Fund                June 1, 2000
  Invesco Real Estate Fund                September 11, 2000
  Invesco Short Term Bond Fund             August 29, 2002
  Invesco U.S. Government Fund               June 1, 2000

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

    FUND                                  EFFECTIVE DATE   COMMITTED UNTIL+
    ----                                 ----------------- ----------------
    Invesco American Value Fund          February 12, 2010
    Invesco Comstock Fund                February 12, 2010
    Invesco Dividend Income Fund         November 25, 2003
    Invesco Energy Fund                  November 25, 2003
    Invesco Gold & Precious Metals Fund  November 25, 2003
    Invesco Leisure Fund                 November 25, 2003
    Invesco Mid Cap Growth Fund          February 12, 2010
    Invesco Small Cap Value Fund         February 12, 2010
    Invesco Technology Fund              November 25, 2003
    Invesco Technology Sector Fund       February 12, 2010
    Invesco Value Opportunities Fund     February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL*
----                                             ------------------ ----------------
Invesco High Yield Municipal Fund                February 12, 2010
Invesco Intermediate Term Municipal Income Fund  February 12, 2010
Invesco Municipal Income Fund                    February 12, 2010
Invesco New York Tax Free Income Fund            February 12, 2010
Invesco Tax-Exempt Cash Fund                       June 1, 2000
Invesco Tax-Free Intermediate Fund                 June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

  FUND                                      EFFECTIVE DATE   COMMITTED UNTIL*
  ----                                     ----------------- ----------------
  Premier Portfolio                        November 25, 2003
  Premier Tax-Exempt Portfolio             November 25, 2003
  Premier U.S. Government Money Portfolio  November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco V.I. American Franchise Fund        February 12, 2010
Invesco V.I. American Value Fund            February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund     May 1, 2000
Invesco V.I. Comstock Fund                  February 12, 2010
Invesco V.I. Core Equity Fund                  May 1, 2000
Invesco V.I. Diversified Dividend Fund       February 9, 2010
Invesco V.I. Diversified Income Fund           May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
Invesco V.I. Equity and Income Fund         February 12, 2010
Invesco V.I. Global Core Equity Fund        February 10, 2010
Invesco V.I. Global Health Care Fund          April 30, 2004
Invesco V.I. Global Real Estate Fund          April 30, 2004
Invesco V.I. Government Securities Fund        May 1, 2000
Invesco V.I. Growth and Income Fund         February 12, 2010
Invesco V.I. High Yield Fund                   May 1, 2000
Invesco V.I. International Growth Fund         May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund       September 10, 2001
Invesco V.I. Mid Cap Growth Fund            February 12, 2010
Invesco V.I. Money Market Fund                 May 1, 2000
Invesco V.I. S&P 500 Index Fund             February 12, 2010
Invesco V.I. Small Cap Equity Fund          September 1, 2003
Invesco V.I. Technology Fund                  April 30, 2004
Invesco V.I. Utilities Fund                   April 30, 2004
Invesco V.I. Value Opportunities Fund       September 10, 2001

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL*
----                                              ---------------- ----------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

       FUND                               EFFECTIVE DATE COMMITTED UNTIL*
       ----                               -------------- ----------------
       Government & Agency Portfolio       June 1, 2000
       Government TaxAdvantage Portfolio   June 1, 2000
       Liquid Assets Portfolio             June 1, 2000
       STIC Prime Portfolio                June 1, 2000
       Tax-Free Cash Reserve Portfolio     June 1, 2000
       Treasury Portfolio                  June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 18

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of July 31, 2013, amends the Master Investment Advisory Agreement (the "Agreement") dated June 5, 2000, between AIM Growth Series (Invesco Growth Series), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H :

   WHEREAS, the parties desire to amend the Agreement to change the name of Invesco Global Quantitative Core Fund to Invesco Global Low Volatility Equity Yield Fund;

   NOW, THEREFORE, the parties agree that;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                     EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                     ------------------------------------

Invesco Balanced-Risk Retirement Now Fund                 January 31, 2007

Invesco Balanced-Risk Retirement 2020 Fund                January 31, 2007

Invesco Balanced-Risk Retirement 2030 Fund                January 31, 2007

Invesco Balanced-Risk Retirement 2040 Fund                January 31, 2007

Invesco Balanced-Risk Retirement 2050 Fund                January 31, 2007

Invesco Global Low Volatility Equity Yield Fund           November 4, 2003

Invesco Growth Allocation Fund                             April 30, 2004

Invesco Income Allocation Fund                            October 31, 2005

Invesco International Allocation Fund                     October 31, 2005

Invesco Mid Cap Core Equity Fund                          September 1, 2001

Invesco Moderate Allocation Fund                           April 30, 2004

Invesco Conservative Allocation Fund                       April 29, 2005


            Invesco Small Cap Growth Fund        September 11, 2000

            Invesco Convertible Securities Fund  February 12, 2010

            Invesco Leaders Fund                 February 12, 2010

            Invesco U.S. Mortgage Fund           February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                   INVESCO BALANCED-RISK RETIREMENT NOW FUND
                  INVESCO BALANCED-RISK RETIREMENT 2020 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2030 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2040 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2050 FUND
                        INVESCO GROWTH ALLOCATION FUND
                        INVESCO INCOME ALLOCATION FUND
                     INVESCO INTERNATIONAL ALLOCATION FUND
                       INVESCO MODERATE ALLOCATION FUND
                     INVESCO CONSERVATIVE ALLOCATION FUND
                             INVESCO LEADERS FUND

These eleven funds do not pay an advisory fee.

                INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $250 million.    0.80%
                        Next $250 million..    0.78%
                        Next $500 million..    0.76%
                        Next $1.5 billion..    0.74%
                        Next $2.5 billion..    0.72%
                        Next $2.5 billion..    0.70%
                        Next $2.5 billion..    0.68%
                        Over $10 billion...    0.66%

                       INVESCO MID CAP CORE EQUITY FUND
                         INVESCO SMALL CAP GROWTH FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $500 million.    0.725%
                        Next $500 million..     0.70%
                        Next $500 million..    0.675%
                        Over $1.5 billion..     0.65%

                      INVESCO CONVERTIBLE SECURITIES FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $750 million.     0.52%
                        Next $250 million..     0.47%
                        Next $500 million..     0.42%
                        Next $500 million..    0.395%
                        Next $1 billion....     0.37%
                        Over $3 billion....    0.345%

                          INVESCO U.S. MORTGAGE FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $1 billion...     0.47%
                        Next $500 million..    0.445%
                        Next $500 million..     0.42%
                        Next $500 million..    0.395%
                        Next $2.5 billion..     0.37%
                        Next $2.5 billion..    0.345%
                        Next $2.5 billion..     0.32%
                        Next $2.5 billion..    0.295%
                        Over $12.5 billion.     0.27%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                     AIM GROWTH SERIES
                                               (INVESCO GROWTH SERIES)

Attest:  /s/ Peter Davidson               By:  /s/ John M. Zerr
         -----------------------------         ------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                                INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson               By:  /s/ John M. Zerr
         -----------------------------         ------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President
(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 19

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of December 16, 2013, amends the Master Investment Advisory Agreement (the "Agreement") dated June 5, 2000, between AIM Growth Series (Invesco Growth Series), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H :

   WHEREAS, the parties desire to amend the Agreement to add Invesco Liquid Alternative Strategies Fund;

   NOW, THEREFORE, the parties agree that;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                     EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                     ------------------------------------
Invesco Balanced-Risk Retirement Now Fund                 January 31, 2007

Invesco Balanced-Risk Retirement 2020 Fund                January 31, 2007

Invesco Balanced-Risk Retirement 2030 Fund                January 31, 2007

Invesco Balanced-Risk Retirement 2040 Fund                January 31, 2007

Invesco Balanced-Risk Retirement 2050 Fund                January 31, 2007

Invesco Global Low Volatility Equity Yield Fund           November 4, 2003

Invesco Growth Allocation Fund                             April 30, 2004

Invesco Income Allocation Fund                            October 31, 2005

Invesco International Allocation Fund                     October 31, 2005

Invesco Liquid Alternative Strategies Fund                December 16, 2013

Invesco Mid Cap Core Equity Fund                          September 1, 2001

Invesco Moderate Allocation Fund                           April 30, 2004

Invesco Conservative Allocation Fund                       April 29, 2005


            Invesco Small Cap Growth Fund        September 11, 2000

            Invesco Convertible Securities Fund  February 12, 2010

            Invesco U.S. Mortgage Fund           February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                   INVESCO BALANCED-RISK RETIREMENT NOW FUND
                  INVESCO BALANCED-RISK RETIREMENT 2020 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2030 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2040 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2050 FUND
                        INVESCO GROWTH ALLOCATION FUND
                        INVESCO INCOME ALLOCATION FUND
                     INVESCO INTERNATIONAL ALLOCATION FUND
                       INVESCO MODERATE ALLOCATION FUND
                     INVESCO CONSERVATIVE ALLOCATION FUND

These eleven funds do not pay an advisory fee.

                INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $250 million.    0.80%
                        Next $250 million..    0.78%
                        Next $500 million..    0.76%
                        Next $1.5 billion..    0.74%
                        Next $2.5 billion..    0.72%
                        Next $2.5 billion..    0.70%
                        Next $2.5 billion..    0.68%
                        Over $10 billion...    0.66%

                  INVESCO LIQUID ALTERNATIVE STRATEGIES FUND

                            NET ASSETS  ANNUAL RATE
                            ----------  -----------
                            All assets.    0.15%

                       INVESCO MID CAP CORE EQUITY FUND
                         INVESCO SMALL CAP GROWTH FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $500 million.    0.725%
                        Next $500 million..     0.70%
                        Next $500 million..    0.675%
                        Over $1.5 billion..     0.65%

                      INVESCO CONVERTIBLE SECURITIES FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $750 million.     0.52%
                        Next $250 million..     0.47%
                        Next $500 million..     0.42%
                        Next $500 million..    0.395%
                        Next $1 billion....     0.37%
                        Over $3 billion....    0.345%

                          INVESCO U.S. MORTGAGE FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $1 billion...     0.47%
                        Next $500 million..    0.445%
                        Next $500 million..     0.42%
                        Next $500 million..    0.395%
                        Next $2.5 billion..     0.37%
                        Next $2.5 billion..    0.345%
                        Next $2.5 billion..     0.32%
                        Next $2.5 billion..    0.295%
                        Over $12.5 billion.     0.27%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                   AIM GROWTH SERIES
                                             (INVESCO GROWTH SERIES)

Attest:  /s/ Peter Davidson               By:  /s/ John M. Zerr
         -----------------------------         ----------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                              INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson               By:  /s/ John M. Zerr
         -----------------------------         ----------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 7

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of July 31, 2013, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Growth Series (Invesco Growth Series), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco Leaders Fund and change the name of Invesco Global Quantitative Core Fund to Invesco Global Low Volatility Equity Yield Fund;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     Funds

                Invesco Balanced-Risk Retirement Now Fund

                Invesco Balanced-Risk Retirement 2020 Fund

                Invesco Balanced-Risk Retirement 2030 Fund

                Invesco Balanced-Risk Retirement 2040 Fund

                Invesco Balanced-Risk Retirement 2050 Fund

                Invesco Global Low Volatility Equity Yield Fund

                Invesco Growth Allocation Fund

                Invesco Income Allocation Fund

                Invesco International Allocation Fund

                Invesco Mid Cap Core Equity Fund

                Invesco Moderate Allocation Fund

                Invesco Conservative Allocation Fund

                Invesco Small Cap Growth Fund

                Invesco Convertible Securities Fund

                Invesco U.S. Mortgage Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed bytheir officers designated as of the day and year first above written.

                                                  INVESCO ADVISERS, INC.

                                                  Adviser

                                                  By:     /s/ John M. Zerr
                                                          ----------------------
                                                  Name:   John M. Zerr
                                                  Title:  Senior Vice President

                             INVESCO CANADA LTD.

                             Sub-Adviser

                             By:     /s/ David C. Warren
                                     --------------------------------
                             Name:   David C. Warren
                             Title:  Executive Vice President & Chief Financial
                                     Officer

                             By:     /s/ Harsh Damani
                                     --------------------------------
                             Name:   Harsh Damani
                             Title:  Senior Vice President, Fund
                                     Administration & Chief Financial Officer,
                                     Funds

                                         INVESCO ASSET MANAGEMENT
                                         DEUTSCHLAND GMBH

                                         Sub-Adviser

                                         By:     /s/ M. Fraklin   /s/ Z. Rieger
                                                 -------------------------------
                                         Name:   M. Fraiklin   Z. Rieger
                                         Title:  12.07.2013   12.07.2013

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ M. McLoughlin
                                                  -----------------------------
                                          Name:   M. McLoughlin
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  -----------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                          INVESCO AUSTRALIA LIMITED

                                          Sub-Adviser

                                          By:     /s/ Nicholas Rummell &
                                                  /s/ Mark Yessberg
                                                  ------------------------------
                                          Name:   Nicholas Rummell Mark Yessberg
                                          Title:  Company Secretary & Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Anna Tong & /s/ Fanny Lee
                                                  -----------------------------
                                          Name:   Anna Tong & Fanny Lee
                                          Title:  Director and Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  -----------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary and General Counsel